UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 4, 2019

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2019, Balchem Corporation (the “Company”) announced that Martin Bengtsson has been appointed Chief Financial Officer of the Company, effective immediately.

Martin Bengtsson, age 41, joins the Company from Honeywell International, where he served as Vice President and Chief Financial Officer for the Performance Materials and Technologies business unit from April 2018 until January 2019.  Prior to that, Mr. Bengtsson was Vice President and Chief Financial Officer for the following Honeywell business units: (i) Advanced Materials’ (August 2016 – April 2018), (ii) Specialty Products (March 2016 – August 2016), and (iii) Fluorine Products’ April 2014 – February 2016).  Prior to these roles, Mr. Bengtsson held a number of positions in Honeywell’s accounting and finance unit, each with increasing responsibility, including Vice President, Global Controller for the Performance Materials and Technologies business unit from October 2011 until March 2014 and as Vice President, Finance – Group Corporate Audit from February 2009 until September 2011.

The Company’s press release describing these events is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

In connection with the hiring of Mr. Bengtsson as Chief Financial Officer, the Company and Mr. Bengtsson have entered into an offer letter that outlines his responsibilities and compensation. The offer letter provides for a base salary of $435,000 and a one-time sign-on bonus of $171,000. The offer letter also provides that Mr. Bengtsson will be eligible to participate in the Company’s Long-Term Incentive Plan with a target award level of 100% of his base salary. Mr. Bengtsson will also receive 12,000 shares of Company restricted stock, which will vest ratably over three years after the date of grant, with one-third vesting each year beginning in 2020, and options to acquire15,000 shares of Company stock, which options will vest 20% after Year 1, 40% after Year 2, and 40% after Year 3.

The foregoing summary of the offer letter does not purport to be a complete description and is qualified in its entirety by reference to the full text of the offer letter, which is filed as Exhibit 10.1 and incorporated herein by reference.

William Backus, who has served as interim Chief Financial Officer since October 2018, will return to his role as Chief Accounting Officer.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Offer Letter to Martin Bengtsson dated January 10, 2019

99.1	Press Release dated February 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Mark Stach
Mark Stach, General Counsel and Secretary

Dated: February 4, 2019